VECTRUS
FIRST QUARTER 2017 RESULTS

CHUCK PROW
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MATT KLEIN
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

MAY 9, 2017

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SAFE HARBOR STATEMENT

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "ACT"): CERTAIN MATERIAL PRESENTED HEREIN INCLUDES FORWARD-LOOKING STATEMENTS INTENDED TO QUALIFY FOR THE SAFE HARBOR FROM LIABILITY ESTABLISHED BY THE ACT. THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS IN 2017 GUIDANCE ABOUT OUR REVENUE, OPERATING MARGIN, NET INCOME, EPS AND NET CASH PROVIDED BY OPERATING ACTIVITIES FOR 2017 AND OTHER ASSUMPTIONS CONTAINED THEREIN FOR PURPOSES OF SUCH GUIDANCE, DEBT PAYMENTS, EXPENSE SAVINGS, CONTRACT OPPORTUNITIES, BIDS AND AWARDS, COLLECTIONS, BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS, AND ANY DISCUSSION OF FUTURE OPERATING OR FINANCIAL PERFORMANCE. WHENEVER USED, WORDS SUCH AS "MAY," "WILL," "LIKELY," "ANTICIPATE," "ESTIMATE," "EXPECT," "PROJECT," "INTEND," "PLAN," "BELIEVE," "TARGET," "COULD," "POTENTIAL," "ARE CONSIDERING," "CONTINUE," OR SIMILAR TERMINOLOGY ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON THE BELIEFS AND ASSUMPTIONS OF OUR MANAGEMENT BASED ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE RESULTS CONTEMPLATED BY THE FORWARD-LOOKING STATEMENTS, OUR HISTORICAL EXPERIENCE AND OUR PRESENT EXPECTATIONS OR PROJECTIONS. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: OUR DEPENDENCE ON A FEW LARGE CONTRACTS FOR A SIGNIFICANT PORTION OF OUR REVENUE; COMPETITION IN OUR INDUSTRY; OUR ABILITY TO SUBMIT PROPOSALS FOR AND/OR WIN POTENTIAL OPPORTUNITIES IN OUR PIPELINE; OUR ABILITY TO RETAIN AND RENEW OUR EXISTING CONTRACTS; PROTESTS OF NEW AWARDS; OUR INTERNATIONAL OPERATIONS, INCLUDING THE ECONOMIC, POLITICAL AND SOCIAL CONDITIONS IN THE COUNTRIES IN WHICH WE CONDUCT OUR BUSINESSES; CHANGES IN U.S. GOVERNMENT MILITARY OPERATIONS, INCLUDING ITS OPERATIONS IN AFGHANISTAN; CHANGES IN, OR DELAYS IN THE COMPLETION OF, U.S. OR INTERNATIONAL GOVERNMENT BUDGETS; GOVERNMENT REGULATIONS AND COMPLIANCE THEREWITH, INCLUDING CHANGES TO THE DEPARTMENT OF DEFENSE PROCUREMENT PROCESS; CHANGES IN TECHNOLOGY; INTELLECTUAL PROPERTY MATTERS; GOVERNMENTAL INVESTIGATIONS, REVIEWS, AUDITS AND COST ADJUSTMENTS; CONTINGENCIES RELATED TO ACTUAL OR ALLEGED ENVIRONMENTAL CONTAMINATION, CLAIMS AND CONCERNS; OUR SUCCESS IN EXPANDING OUR GEOGRAPHIC FOOTPRINT OR BROADENING OUR CUSTOMER BASE, MARKETS AND CAPABILITIES; OUR ABILITY TO REALIZE THE FULL AMOUNTS REFLECTED IN OUR BACKLOG; OUR MAINTAINING OUR GOOD RELATIONSHIP WITH THE U.S. GOVERNMENT; IMPAIRMENT OF GOODWILL; OUR PERFORMANCE OF OUR CONTRACTS AND OUR ABILITY TO CONTROL COSTS; OUR LEVEL OF INDEBTEDNESS; OUR COMPLIANCE WITH THE TERMS OF OUR CREDIT AGREEMENT; SUBCONTRACTOR AND EMPLOYEE PERFORMANCE AND CONDUCT; OUR TEAMING ARRANGEMENTS WITH OTHER CONTRACTORS; ECONOMIC AND CAPITAL MARKETS CONDITIONS; ANY FUTURE ACQUISITIONS, INVESTMENTS OR JOINT VENTURES; OUR ABILITY TO RETAIN AND RECRUIT QUALIFIED PERSONNEL; OUR MAINTENANCE OF SAFE WORK SITES AND EQUIPMENT; OUR COMPLIANCE WITH APPLICABLE ENVIRONMENTAL, HEALTH AND SAFETY REGULATIONS; OUR ABILITY TO MAINTAIN REQUIRED SECURITY CLEARANCES; ANY DISPUTES WITH LABOR UNIONS; COSTS OF OUTCOME OF ANY LEGAL PROCEEDINGS; SECURITY BREACHES AND OTHER DISRUPTIONS TO OUR INFORMATION TECHNOLOGY AND OPERATIONS; CHANGES IN OUR TAX PROVISIONS OR EXPOSURE TO ADDITIONAL INCOME TAX LIABILITIES; CHANGES IN U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; ACCOUNTING ESTIMATES MADE IN CONNECTION WITH OUR CONTRACTS; OUR EXPOSURE TO INTEREST RATE RISK; OUR COMPLIANCE WITH PUBLIC COMPANY ACCOUNTING AND FINANCIAL REPORTING REQUIREMENTS; TIMING OF PAYMENTS BY THE U.S. GOVERNMENT; RISKS AND UNCERTAINTIES RELATING TO THE SPIN-OFF FROM OUR FORMER PARENT; AND OTHER FACTORS SET FORTH IN PART I, ITEM 1A, – "RISK FACTORS," AND ELSEWHERE IN OUR 2016 ANNUAL REPORT ON FORM 10-K AND DESCRIBED FROM TIME TO TIME IN OUR FUTURE REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW.

Q1 2017 HIGHLIGHTS

- Q1 2017 Financial Results
  - Revenue of $290.1 million
  - Operating margin of 4.0%
  - Diluted EPS of $0.60
  - Net cash provided by operating activities of $9.9 million
- Awarded one year extension on K-BOSSS with option periods to potentially extend support through March 2019
- Awarded $115 million OPMAS-E re-compete contract, which has a potential period of performance through January 2022
  - Extends our 10-plus years of performance and adds to our ~30 years supporting the Army IT program
- Awarded $278 million Maxwell Base Operations Support re-compete contract, which has a potential period of performance through March 2024
- Awarded $14 million task order with the U.S. Air Force for logistics support in Afghanistan, which has a potential period of performance through March 2021
- Backlog increased to $2.9 billion, highest level since being a stand-alone public company

VECTRUS
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BUSINESS UPDATE

- 2017 visibility improved due to new business and re-compete wins, contract modifications and extensions
- Thule Base Maintenance phase-in continues with full operations to begin on October 1, 2017
- Subsequent to the first quarter, awarded $97 million Keesler Air Force Base Operations Support Services contract [1], which has a potential performance period through May 2024
- New business pipeline (excludes re-competes)
  - Approx. $1.5 billion of proposals submitted and pending potential award[2][3]; almost $4 billion in potential new business opportunities identified over the next 12 months. Award decisions expected on roughly $1.5 billion of bids in the next six to nine months.
- Favorable liquidity with total debt leverage ratio 1.61x to 1.00x
- Strategy update
  - Recent contract wins and extensions reinforce market receptivity
  - Deployed "Enterprise Vectrus", to coalesce Vectrus Improvement Programs and other enterprise improvement initiatives, into a single enterprise wide management system

(1) This contract was awarded on April 11, 2017. One of the unsuccessful bidders filed a protest with the U.S. Government Accountability Office (GAO) on April 25, 2017. Under the Competition in Contracting Act, he protest triggered a stay of the contract pending the results of the protest. Generally, a GAO decision on a protest is due within 100 days of the protest's submission; or no later than August 3, 2017 in this case.
(2) Indefinite Delivery Indefinite Quantity (IDIQ) contracts carry no value in the pipeline of potential proposals to be submitted until a specific task order is identified.
(3) Proposals submitted and pending potential award include the Keesler Air Force Base Operations Support Services proposal, until the GAO protest is cleared.

Q1 2017 FINANCIAL RESULTS

First Quarter 2017			
(In millions, except Operating Margin and Diluted Earnings Per Share)	Q1 2017	Q1 2016	vs. 2016
Revenue	$ 290.1	$ 310.7	$ (20.6)
Operating Income	$ 11.6	$ 11.8	$ (0.2)
Operating Margin	4.0 %	3.8 %	0.2 %
Net Income	$ 6.7	$ 6.6	$ 0.1
Diluted Earnings Per Share	$ 0.60	$ 0.61	$ (0.01)
Net Cash Provided by Operating Activities	$ 9.9	$ 1.7	$ 8.2

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DEBT PROFILE

Total Debt Payment History:

Mandatory	$31.5M
Voluntary	$27.0M
Total	$58.5M



($M)
$150
$140
$130
$120
$110
$100
$90
$80
$70
$60
$50
$140.0
2.6
$137.4
11.4
12.0
$114.0
14.0
15.0
$85.0
3.5
$81.5
$58.5 million or 42% reduction since spin-off
9/30/14 Debt Balance
2014
12/31/14 Debt Balance
2015
2015
12/31/15 Debt Balance
2016
2016
12/31/16 Debt Balance
2017
3/31/2017 Debt Balance
Voluntary Payments
Mandatory Payments

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BACKLOG(1)



($B)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.5
$2.3
$2.1
$2.4
$2.9
$1.5
$1.3
$1.3
$1.7
$2.0
$1.0
$1.0
$0.8
$0.7
$0.9
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Funded
Unfunded

- Total backlog $2,924 million as of March 31, 2017
  - Funded backlog $899 million
  - Unfunded backlog $2,025 million
- Total contract awards exceeded $800 million in the quarter

(1) Total backlog represents firm orders and potential options on multi-year contracts, excluding poten ial orders under IDIQ contracts. Backlog also excludes contracts awarded to Vectrus but currently in protest with the GAO or the Federal Claims Court.

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2017 GUIDANCE SUMMARY

$ millions, except for operating margin and per share amounts	(Prior) 2017 Guidance				(Updated) 2017 Guidance				(Prior) 2017 Mid	(Updated) 2017 Mid	2016	Var to Mid	%Var
Revenue	$	910	to	$ 1,010	$	990	to	$ 1,090	$ 960	$ 1,040	$1,191	$ (151)	(12.6)%
Operating Margin		3.40 %	to	3.60 %		3.40 %	to	3.60 %	3.50 %	3.50 %	3.6 %	-10	BPS
Net Income	$	17.0	to	$ 20.5	$	18.7	to	$ 22.3	$ 18.8	$ 20.5	$23.7	$ (3.2)	(13.3)%
Diluted EPS	$	1.53	to	$ 1.83	$	1.68	to	$ 2.00	$ 1.68	$ 1.84	$2.16	$ (0.32)	(14.8)%
Net Cash Provided by Operating Activities	$	20.0	to	$ 26.0	$	22.0	to	$ 28.0	$ 23.0	$ 25.0	$36.6	$ (11.6)	(31.7)%

2017 guidance assumptions:

- Capital expenditures approximately $1.0 million
- Depreciation and amortization approximately $2.3 million
- 2017 mandatory debt payments $15.8 million
- Interest expense approximately $4.2 million
- Estimated tax rate of 36.4%
- Diluted EPS assumes 11.1 million weighted average diluted shares outstanding at December 31, 2017

VECTRUS TRUE TO YOUR MISSION

VECTRUS
FIRST QUARTER 2017 RESULTS

CHUCK PROW
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MATT KLEIN
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

VECTRUS
TRUE TO YOUR MISSION